Exhibit 99.1

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[LOGO]

TTM Technologies

Needham & Company Growth Conference
January 8, 2004

Safe Harbor Provision

[LOGO]

During the course of this presentation, we will make projections or other forward-looking statements regarding future events or the future financial performance of the Company.  We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially.

We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s most recent S-3 Registration Statement.  Such documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements.  We undertake no obligation to update such projections or such forward-looking statements in the future.

Kent Alder

President
and
Chief Executive Officer

Company Overview

TTM is a leading provider of time-critical and technologically complex printed circuit boards to the world’s leading electronic equipment designers and manufacturers

[GRAPHIC]

•             “Pure Play” printed circuit board (PCB) manufacturer

•             Focused on time (24 hrs to 10 days) & technology service segments

•             Three integrated, mission focused production facilities:

•             Santa Ana, CA

•             Redmond, WA

•             Chippewa Falls, WI

•             $126 million in YTD 2003* sales

•             1,367 employees

*Through Q3 2003.

Investment Highlights

Improving Industry Conditions	• Multiple indicators of demand recovery
• Rationalization of capacity leading to share gains

Focused Strategy and Strong Market Position	• Leader in most attractive PCB industry segments – time & technology
• Mission focused facilities – speed, flexibility and technology

Demonstrated Execution Excellence	• Strong relationships with leading OEM and EMS customers
• Proven ability to integrate acquisitions
• Cross-selling efforts leading to success

Industry Leading Financial Performance	• Profitable business model across cycle
• Strong balance sheet

Market Leadership. . .Focus. . . Execution. .. . Performance

Attractiveness of
Time & Technology Strategy

Growth	• Early access to new customers with high-growth potential
• Key supplier to high-growth programs within market leaders
• Critical service for new product introduction across multiple industries

Limited Competition	• Difficult business model to replicate
• Significant technology expertise and investment required
• Quick-turn, high-mix production subject to less competition

Performance	• Time and technology focus allows premium pricing
• Leads to superior margins and profitability

Consistent Strategic Focus Driving Growth and Profitability

Industry Overview

Industry Dynamics and
Key Success Factors

Current Industry Dynamics		Key Success Factors

• Key indicators of industry recovery solidifying		• Capacity in place for complex products and short lead times

• High volume, low-mix production transitioning to Asia		• Focus on quick-turn, high-mix and technology limits foreign competition
[GRAPHIC]
• Significant consolidation of North American capacity		• Well-capitalized firms with targeted strategy gaining share

• Financial performance of several key players remains uncertain		• Financial strength and stability drives customer confidence

TTM is Positioned to Capitalize on Industry Trends

PCB Competitive Landscape

•	Most susceptible to Asian competition
•	Competitive markets

Panel Volume (lots)

High (> 1,000)	• PCs	• Cell phones	• Limited product application
	• Computer peripherals	• Advanced PDAs
	• Automotive	• Power supplies
• Consumer electronics

Medium (100 < 1,000)	• PCs	• Low-end servers	• High-end servers	TTM focus
	• Computer peripherals	• High-end computers	• Telecom infrastructure
• High-end networking

Low (< 100)	• Misc. industrial equipment	• Semicap equipment	• Specialized communications
• Medical equipment
	• Low-end aerospace/ defense	• Aerospace/defense	• High-end aerospace/defense
• Instrumentation
• Industrial equipment

Quick-Turn

0-8 layers, standard materials	9-15 layers, standard materials	16+ layers, exotic materials
Technology Level

North American
PCB Market Overview

•             $5.2 billion North American PCB market in 2002

•             Total number of PCB manufacturers has been reduced by approximately 50%

•             950 companies in 1992 to less than 500 in 2002

•             30 – 40% of PCB capacity has been permanently removed since 2001

•             Only 7 PCB fabricators with greater than $100 million in 2002 revenue

“Pure Play” Independent		Conglomerates		Integrated EMS
•	TTM	•	Tyco	•	DDI
•	Merix			•	EIT
•	Photocircuits			•	Sanmina-SCI

TTM Benefiting from Ongoing Industry Consolidation

Source:  iSuppli; N.T. Information Ltd. (Dr. Hayao Nakahara) 2003 NTI Quarterly.  Excludes companies focused on flex circuits.

Impact of Broad-Based
Capacity Reductions

Capturing Programs from Factory Closures	• Closures facilitating market share gains
• Increasing customer attention to supplier viability

Extending Industry Lead Times	• Competitors extending lead times
• TTM enjoying share capture and spot orders due to superior cycle times and responsiveness

Increasing Order Velocity	• Average PCB industry book-to-bill exceeds parity for 2003
• Daily order rates highest of the year thru Q4

Firming Price Environment	• Improving complexity and mix – key new programs ramping
• Quick-turn pricing strengthening

Environment of Tighter Capacity Benefits Survivors

End Market Indicators
Improving on Multiple Fronts

Electronic Equipment Orders & Inventory	[GRAPHIC]	Favorable
• Double digit order growth year-to-date
• Inventory-to-Order ratio below pre-boom levels

Infrastructure Spending	[GRAPHIC]	Favorable
• High end (10 Gbps) router market +10%
• Service provider router market +6%

Electronics Buyers’ Index (EBI)	[GRAPHIC]	Neutral and Improving
• November ’03 is highest in nearly three years
• Leading indicators slightly short of expansionary threshold

Electronic Equipment Book-to-Bill	[GRAPHIC]	Favorable
• Greater than parity all year
• Strong end market orders, lower supply chain inventory

PCB Book-to-Bill	[GRAPHIC]	Favorable – TTM Outperforming
• Six consecutive months in excess of parity
• TTM book-to-bill stronger than broader index

Source:  Department of Commerce, Dell ’Oro, Electronic Buyers’ News, Gartner Dataquest and IPC.

TTM’s Strategy

TTM’s Strategy

Customers / End Markets
• Diverse base of industry leading customers

• Early access to emerging customers and niche end-markets

• Global sales reach

Technology		Time
Industry Leading Execution and Financial Results
• High performance, technologically complex PCBs		• Dedicated ultra-short lead time capability (<24 hours available)
• Advanced manufacturing processes & technology expertise		• Dedicated, highly flexible, ramp-to-volume production in <10 days
• Industry leading avg. layer count of 18+ at Chippewa Falls facility	Strong Long-Term Outlook	• High-mix complex technology production with standard delivery

Financial Strength

• Focus on operational excellence

• Superior asset management and strong balance sheet

• Successful integration of opportunistic acquisitions

Facility Specialization Strategy

[CHART]

Mission Focused Facilities – Speed, Flexibility and Technology

Price by Delivery Time

[CHART]

Quick-Turn Service Allows Premium Pricing

*Through Q3 2003.

Revenue By Layer Count

Percentage of Revenue

[CHART]

Continuing to Upgrade Technological Capabilities

* Through Q3 2003.

Global Sales Reach

	TTM Shipments by Geography YTD 03*	Sales	Technical Support	Inventory Hub	Comments

Asia & ROW	14%	2	1	1	Malaysia

Europe	8%	3	1	2	UK & Italy

North America	78%	103	8	3	Integrated direct & rep force

Global Sales and Customer Service Network Driving Incremental Sales

* Through Q3 2003.

Customer Concentration

Percentage of Revenue

[CHART]

Increased Exposure to End Market Leaders

* Pro forma for the acquisition of Power Circuits, which occurred in July 1999.

** Through Q3 2003.

Revenue Chain

YTD 03* - % of total production revenues

End Markets			Customers		Channel
		Enterprise I/T 58%	Top OEM Customers		EMS Providers - 59%
High-End Computing	Networking/ Comms	Telecom Service Provider	• Cisco		• Solectron
37%	38%	18%	• Hewlett-Packard	<–	• Celestica
			• IBM		• Benchmark	<–	TTM Technologies
Indust./Med. - 12%			• Motorola		• Jabil
Peripherals - 8%		Other End Markets	• Sun Microsystems		• Plexus
Handheld/Other - 5%		24%			• Others
			Top 5 = 52%
					Shipped OEM-direct
			Top 10 = 64%		41%

Enterprise IT Spending Primary End Market Driver

* Through Q3 2003.

Key Customers by End Market

Percentage of Revenue by End Market – YTD 03*

High-End Computing	37%	[LOGO]

Networking & Communications	38%	[LOGO]

Industrial & Medical	12%	[LOGO]

Computer Peripherals	8%	[LOGO]

Handheld & Other	5%	[LOGO]

Leading Positions with Industry Leaders. . .

Over 600 Active Customers

*Through Q3 2003.

[LOGO]

Delivery of Total TTM Solution

[CHART]

Each Facility Delivering Unique Value Proposition to Cisco

Compelling Growth Opportunities

•                         Leverage one-stop manufacturing solution through cross-selling

•                         Use quick-turn capabilities to attract emerging high-growth customers

•                         Continue to improve technology and manufacturing processes

•                         Expand into niche markets through internal initiatives and acquisitions

Stacey Peterson

Chief Financial Officer

Annual Sales

Sales ($mm)

[CHART]

*Through Q3 2003.

Quarterly Sales

Sales ($mm)

[CHART]

Annual EBITDA and
EBITDA Margin

[CHART]

*                  Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), interest income and other, income taxes, depreciation and amortization and non-cash restructuring charges.

Quarterly EBITDA and
EBITDA Margin

[CHART]

*                  Please see Appendix for EBITDA reconciliation. EBITDA means earnings before interest expense (including amortization of debt issuance costs), interest income and other, income taxes, depreciation and amortization and non-cash restructuring charges.

Financial Model

(% of sales)	1999*	2000	2001	2002	YTD 03**	Target

Gross Margin	23%	38%	28%	11%	16%	25-30%

EBITDA Margin	22%	30%	25%	6%	8%	18-24%

Operating Margin***	19%	27%	19%	(6)%	2%	14-19%

CAPEX	5%	11%	9%	9%	4%	5-9%

Quick-Turn	32%	35%	40%	45%	27%	35-40%

Cash Cycle****	34	21	21	28	24	17-20

Significant Leverage in Operating Model

*	Pro Forma for Power Circuits acquisition.
**	Through Q3 2003.
***	Earnings before interest expense (including amortization of debt issuance costs), income taxes and amortization.
****	Cash Cycle defined as Days’ Sales Outstanding plus Days’ Inventory less Days’ Payable.

2003 Quarterly Results
and Estimates

	2003
($mm, except per share data)	1Q		2Q		3Q		4QE
Sales	$39.6		$41.0		$45.3		$50.0-$52.0

Gross Profit	4.5		6.4		9.5

% Margin	11%		16%		21%		22%-24%

Operating Income	(1.3)		0.7		3.7

GAAP EPS	$(0.00)		$0.01		$0.06		$0.08-$0.10

Operating Cash Flow	$7.8		$6.9		$0.1

Inventory Turns	14	x	16	x	18	x

Capitalization

($mm)	12/31/02	9/29/03 Actual

Cash	$18.9	$31.3

Net Cash	8.9	21.3

Total Shareholders’ Equity	167.4	173.0

Total Capitalization	177.4	183.0

Well-Capitalized for Future Growth

Conclusion

•                         Improving industry conditions

•                         Focused strategy and strong market position

•                         Demonstrated execution excellence

•                         Industry leading financial performance

[LOGO]